Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,990,452,000
Previously Paid Amount	0
Total Fee Amount	457,838.21
Total Offset Amount	0
Net Fee	$ 457,838.21